Exhibit 10.38
CONFIDENTIAL
EXECUTION COPY
FIRST AMENDMENT TO COLLABORATION AGREEMENT
Catch0 Manufacturing Evaluation
This First Amendment to Collaboration Agreement (the “Amendment”) effective as of date of last signature below (the “Amendment Effective Date”) by and among Illumina Cambridge, Ltd., a private company limited by shares organized under the laws of England and Wales, with an address at Illumina Centre, 19 Granta Park, Great Abington, Cambridge, CB21 6DF, United Kingdom (“Illumina”), SomaLogic, Inc., a Delaware corporation having a place of business at 2945 Wilderness Place, Boulder, CO 80301 (“SomaLogic”) and, solely for purposes of Section 11.7, Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122. Illumina and SomaLogic are referred to herein individually as a “Party” and collectively as the “Parties.”
Recitals
A.SomaLogic and Illumina entered into Collaboration Agreement effective as of December 31, 2021 (the “Agreement”), in accordance with which the Parties are engaged in a co-exclusive collaboration for the development of co-branded NGS-based proteomic distributable kits; and
B.The Parties now wish to amend the Agreement as set forth herein solely to permit Illumina to receive and evaluate certain SomaScan Catch0 Manufacturing Technology (as defined below).
The Parties agree as follows:
1.The terms in this Amendment with initial letters capitalized have the meanings set forth in this Amendment or, if not defined herein, as set forth in the Agreement.
2.This Amendment is being executed in connection with the disclosure by SomaLogic to Illumina of certain Know-How and other Confidential Information Controlled by SomaLogic relating to a process for attaching SOMAmer Reagents to beads or a resin and using such beads or resin with the attached SOMAmer Reagents as a manufactured component of the SomaScan Assay (all such information, the “SomaScan Catch0 Manufacturing Technology”). Notwithstanding any provision in the Agreement to the contrary, Illumina shall use the SomaScan Catch0 Manufacturing Technology solely to evaluate the likelihood that SomaLogic’s ongoing development efforts will meet the Parties timeline for the launch of Licensed Products and not for any other purpose. If Illumina has reason to believe that the SomaScan Catch0 Manufacturing Technology or any component thereof is deficient and, therefore, will not meet the Parties’ current development timeline, the Parties will enter into a separate written agreement prior to engaging in any collaborative efforts to modify the SomaScan Catch0 Manufacturing Technology in any manner.
3.Except as specifically modified by this Amendment, all provisions of the Agreement will remain in full force and effect from the Effective Date through the end of the Term.
4.Each Party warrants and represents that it (a) it has the right to enter into this Amendment; and (b) the terms of this Amendment are not inconsistent with other contractual obligations, expressed or implied, which it may have.

Exhibit 10.38
CONFIDENTIAL
EXECUTION COPY
5.This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will constitute a single legal instrument. Signature pages of this Amendment may be exchanged by facsimile or electronically as a portable document format (.pdf) file or similar electronic file and such signature pages will be deemed to be originals.
6.This Amendment, together with the Agreement, constitutes the entire agreement between the Parties as to the subject matter of the Agreement, and supersedes and merges all prior agreements and understandings regarding the same.
The Parties have executed this First Amendment to Collaboration Agreement as of the Amendment Effective Date.

ILLUMINA CAMBRIDGE, LTD.		SOMALOGIC, INC.
By:	/s/ Mark Robinson	By:	/s/ Amy Graves
Name:	Mark Robinson	Name:	Amy Graves
Title:	VP-Finance, International Finance Dept	Title:	Chief Accounting Officer
Date:	Nov 11, 2022	Date:	Nov 14, 2022
Solely for purposes of Section 11.7 and Section 14.15 of the Agreement ILLUMINA, INC.
By:	/s/ Fiona Kaper
Name:	Fiona Kaper
Title:	Vice President, Distinguished Scientist
Date:	Nov 11, 2022